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                                                                    Exhibit 10.5


            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

      THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of March 31, 2005, NORTHLAND CABLE TELEVISION, INC., a Washington corporation ("Borrower"), the Lenders from time to time party hereto or to an Assignment and Acceptance and GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender and Administrative Agent.

                                    RECITALS

      WHEREAS, Borrower, the other Credit Parties signatory hereto, Lenders and Administrative Agent are parties to a certain Amended and Restated Credit Agreement dated as of November 13, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not defined herein have the meanings assigned to them in the Credit Agreement);

      WHEREAS, Borrower has requested that Lenders (i) amend certain provisions of the Credit Agreement and (ii) waive certain provisions of the Credit Agreement with respect to a sale of assets, and subject to the terms and conditions hereof, the Lenders are willing to do so;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and intending to be legally bound, the parties hereto agree as follows:

                                  A. AMENDMENTS

      1.    Amendment to Section 1.01 of the Credit Agreement.

      The Credit Agreement is hereby amended by adding the following definitions to Section 1.01 of the Credit Agreement in the proper alphabetic order:

            "E-Fax" means any system used to receive or transmit faxes electronically.

            "Electronic Transmission" means each notice, request, instruction, demand, report, authorization, agreement, document, file, information and any other communication transmitted, posted or otherwise made or communicated by e-mail, E-Fax, Internet or extranet-based site or any other equivalent electronic service, whether owned, operated or hosted by the Administrative Agent, any Affiliate of the Administrative Agent or any other Person.
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            "E-Signature" means the process of attaching to or logically associating with an Electronic Transmission an electronic symbol, encryption, digital signature or process (including, without limitation, the name or an abbreviation of the name of the party transmitting the Electronic Transmission) with the intent to sign, authenticate or accept the Electronic Transmission.

            "E-Systems" means any electronic system such as an Internet or extranet-based site (including, without limitation, Intralinks(TM)), whether owned, operated or hosted by the Administrative Agent, any Affiliate of the Administrative Agent or any other Person, providing for access to data protected by passcodes or other security systems.

      2.    Amendment to Section 7.01 of the Credit Agreement.

      (a) The Credit Agreement is hereby amended by deleting subsection (d) to
Section 7.01 of the Credit Agreement and substituting the following in lieu thereof:

            (d) Fixed Charge Coverage Ratio. At all times during the term hereof the Fixed Charge Coverage Ratio shall not be less than the following:

                  1.0:1.0 for the period beginning with the fiscal quarter ending on September 30, 2003 and the fiscal quarter ending December 31, 2004;

                  0.8:1.0 for the fiscal quarters ending March 31, 2005, June 30, 2005 and September 30, 2005;


                  0.9:1.0     for the fiscal quarter ending December 31, 2005;
                              and

                  1.0:1.0     for each fiscal quarter thereafter.


       (b) The Credit Agreement is hereby amended by adding subsection (e) to
Section 7.01 of the Credit Agreement in its proper alphabetical order:

            (e) Maximum Capital Expenditures. At all times during the fiscal year ending December 31, 2005 Capital Expenditures shall not be greater than $5,700,000 determined as at the last day such fiscal year.

      3.    Amendment to Section 9.05 of the Credit Agreement.

      The Credit Agreement is hereby amended by deleting Section 9.05 in its entirety and replacing it with the following:

            9.05 Indemnification by Lenders. The Lenders agree to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower and


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            without limiting the obligations of the Borrower hereunder), ratably according to their respective Specified Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against Administrative Agent in any way relating to or arising out of this Agreement or any other Loan
            Papers or any action taken or omitted to be taken by Administrative Agent thereunder, including without limitation, any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements associated with Electronic Transmissions or E-Systems or any negligence of Administrative
            Agent; provided, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Administrative Agent's gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse Administrative Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable counsel fees) incurred by Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal and other advice in respect of rights or responsibilities under, this Agreement and each other Loan Paper, to the extent that Administrative Agent is not reimbursed for such expenses by Borrower.

      4.    Amendment to Article X of the Credit Agreement.

      (a) The Credit Agreement is hereby amended by deleting subsection (a) to
Section 10.07 in its entirety and replacing it with the following:

            (a) Borrower agrees to pay on demand (i) all costs and expenses of Administrative Agent in connection with the preparation and negotiation of all Loan Papers, including without limitation the reasonable fees and out-of-pocket expenses of Special Counsel, (ii) all costs and expenses (including reasonable attorneys' fees and expenses) of Administrative Agent and each Lender in connection with administration, interpretation, modification, amendment, waiver, or release of any Loan Papers and any restructuring, work-out, or collection of any portion of the Obligations or the enforcement of any Loan Papers and (iii) all costs and expenses of Administrative Agent in connection with any E-System and allocated by the Administrative Agent in its sole discretion to the Credit Agreement transactions contemplated thereby.


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      (b) The Credit Agreement is hereby amended by adding the following Section
10.17 to Article X in its entirety:

            10.17 Electronic Documents.

            (a) Each party hereto hereby authorizes the Administrative Agent to transmit, post or otherwise make or communicate, in its sole discretion (and the Administrative Agent shall not be required to transmit, post or otherwise make or communicate), Electronic Transmissions in connection with this Agreement; provided, however, that notices to any Credit Party shall not be made by any posting to an Internet or extranet-based site or other equivalent service but may be made by e-mail or E-fax. Each party hereto hereby acknowledges and agrees that the use of Electronic Transmissions is not necessarily secure and that there are risks associated with such use, including, without limitation, risks of interception, disclosure and abuse and indicates it assumes and accepts such risks by hereby authorizing the Administrative Agent to transmit Electronic Transmissions.

            (b) An Electronic Transmission shall be deemed to have been received on the date of transmission thereof (or, in the case of a posting to a website, on the date of such posting).

            (c) Electronic Transmissions that are not readily capable of bearing either a signature or a reproduction of a signature may be signed, and shall be deemed signed, by attaching to or logically associating with such Electronic Transmission an E-Signature. Each party may rely upon, and assume the authenticity of, any E-Signature contained in or associated with an Electronic Transmission. No Electronic Transmission shall be denied legal effect merely because it is made electronically. Each Electronic Transmission shall be deemed sufficient to satisfy any legal requirement for a "writing" and each E-Signature shall be deemed sufficient to satisfy any legal requirement for a "signature", in each case including, without limitation, pursuant to the Uniform Commercial Code, the Federal Uniform Electronic Transactions Act, the Electronic Signatures in Global and National Commerce Act and any substantive or procedural law governing such subject matter. Each Electronic Transmission containing a signature, a reproduction of a signature or an E-Signature shall, for all intents and purposes, have the same effect and weight as a signed paper original. Each party hereto agrees not to contest the validity or enforceability of an Electronic Transmission or E-Signature under the provisions of any applicable law requiring certain documents to be in writing or signed; provided however, that nothing herein shall limit a party's right to contest whether an Electronic Transmission or E-Signature has been altered after transmission.


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            (d) Each Lender and the Borrower acknowledges that all uses of an
            E-System will be governed by and subject to, in addition to this clause, separate terms and conditions posted or referenced in such E-System or related agreements executed by such Lender or the Borrower in connection with such use.

            (e) THE E-SYSTEMS AND THE ELECTRONIC TRANSMISSIONS ARE PROVIDED "AS IS" AND "AS AVAILABLE". THE ADMINISTRATIVE AGENT DOES NOT WARRANT THE ACCURACY, ADEQUACY OR COMPLETENESS OF THE E-SYSTEMS AND THE ELECTRONIC TRANSMISSIONS AND DISCLAIMS LIABILITY FOR ERRORS OR OMISSIONS THEREIN. NO WARRANTY OF ANY KIND IS MADE BY THE ADMINISTRATIVE AGENT IN CONNECTION WITH THE E-SYSTEMS OR THE ELECTRONIC COMMUNICATIONS, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS.

            (f) Each Lender and the Borrower acknowledge that the Administrative Agent shall have no responsibility for maintaining or providing any equipment, software, services and testing required in connection with all Electronic Transmissions or otherwise required for such e-System.

                             B. WAIVER AND CONSENT

      Pursuant to Section 7.05 of the Credit Agreement, Borrower may consummate Asset Sales that are in the normal course of business provided that, among other things, prior written consent of the Majority Lenders is obtained in connection with such Asset Sales. Borrower has informed Administrative Agent that it is contemplating an Asset Sale involving a certain CATV System in Navasota, Texas (the "Navasota System Sale"). Borrower requests that Majority Lenders consent to the Navasota System Sale and waive the requirement under Section 7.05 to the Credit Agreement providing for Borrower to prepay all Advances under the Revolver Loan and the Term Loan with the proceeds of any Asset Sale (the "Navasota System Sale Prepayment Requirement"). Instead, Borrower requests consent of the Majority Lenders to permit Borrower to retain all proceeds from the Navasota System Sale.

      Upon effectiveness of this Amendment in accordance with Section C below, Majority Lenders hereby on a one-time basis waive the Navasota System Sale Prepayment Requirement. Additionally, Majority Lenders hereby consent to the consummation of the transactions contemplated by the Navasota System Sale and to Borrower's retention of the proceeds of the Navasota System Sale .


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                         C. CONDITION FOR EFFECTIVENESS

      Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, the Credit Agreement shall remain in full force and effect in its unamended form, Borrower shall have no rights under this Amendment and the Lenders shall not be obligated to take, fulfill or perform any action hereunder, until (i) the Administrative Agent shall have received an Amendment Fee in the amount of twenty-five (25) bps of the Total Loan Commitment and (ii) the Administrative Agent shall have received this Amendment, duly executed by all parties hereto.

                               D. REPRESENTATIONS

      Each Credit Party hereby represents and warrants to Administrative Agent and the Lenders that:

      1. The execution, delivery and performance by such Credit Party of this Amendment (a) are within each Credit Party's corporate power; (b) have been duly authorized by all necessary corporate or shareholder action, as applicable; (c) are not in contravention of any provision of any Credit Party's certificate of incorporation, bylaws or other organizational documents; (d) do not violate any law or regulation, or any order or decree of any Governmental Authority; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Credit Party or any of its Subsidiaries is a party or by which any Credit Party or any such Subsidiary or any of their respective property is bound; (f) do not result in the creation or imposition of any Lien upon any of the property of any Credit Party or any of its Subsidiaries; and (g) do not require the consent or approval of any Governmental Authority or any other person;

      2. This Amendment has been duly executed and delivered for the benefit of or on behalf of each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights and remedies in general; and

      3. After giving effect to this Amendment, all representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects and no Default or Event of Default has occurred and is continuing as of the date hereof.

                       E. OTHER AGREEMENTS, REAFFIRMATIONS

      1. Each Credit Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the other Loan Documents, effective as of the date hereof.


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      2. As amended hereby, all terms of the Credit Agreement and the other Loan
Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of each Credit Party to Administrative Agent and Lenders. To the extent any terms and conditions in any of the other Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby.

      3. Each Credit Party hereby affirms that each of the representations and warranties of the Credit Parties contained in the Credit Agreement and in any of the other Loan Documents (except to the extent that any such representation or warranty expressly relates solely to an earlier date and for changes therein permitted or contemplated by the Credit Agreement) is correct in all material respects on and as of the date hereof, and no Default or Event of Default has occurred and is continuing as of the date hereof.

      4. Each Credit Party acknowledges and reaffirms that (i) all Liens granted to the Administrative Agent, for the benefit of Lenders, under the Collateral Documents remain in full force and effect and shall continue to secure the Obligations and (ii) the validity, perfection or priority of the Liens will not be impaired by the execution and delivery of this Amendment.

      5. This Amendment shall be governed by, and construed in accordance with, the internal laws (and not the laws of conflicts), of the State of New York and all applicable laws of the United States of America.

      6. This Amendment may be executed in any number of separate counterparts, including facsimile counterparts, each of which shall, collectively and separately, constitute one agreement.

                      [signatures appear on following page]

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      IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                                    BORROWER:

                                    NORTHLAND CABLE TELEVISION, INC.

                                    By: /S/ GARY S. JONES
                                    Name: Gary S. Jones
                                    Title: President


                                    LENDERS:

                                    GENERAL ELECTRIC CAPITAL
                                      CORPORATION, as Administrative Agent
                                    and Lender

                                    By: /s/ SCOTT T. WEBSTER
                                       _________________________________
                                       Its Duly Authorized Signatory